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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) May 26, 1995


                      NATIONWIDE HEALTH PROPERTIES, INC.
              (Exact name of registrant as specified in charter)

   Maryland                        1-9028                     95-3997619

(State or other                 (Commission                 (IRS employer
jurisdiction of                 file number)                identification
incorporation)                                                 number)


        4675 MacArthur Court, Suite 1170, Newport Beach, CA  92660-6429
                   (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                (714) 251-1211

                                Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

1.1 Underwriting Agreement, dated May 25, 1995, between the Registrant and each of the several Underwriters named in Schedule I to such Underwriting Agreement.

8.1       Opinion of O'Melveny & Myers re tax matters.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              NATIONWIDE HEALTH PROPERTIES, INC.



Date: May 25, 1995  By:       /s/ Mark L. Desmond
                              ----------------------------------
                              Name:   Mark L. Desmond
                              Title:  Vice President and Treasurer
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                                 EXHIBIT INDEX


Exhibit
  No.           Description
- -------        -------------
  1.1 Underwriting Agreement, dated May 25, 1995, between the Registrant and each of the several Underwriters named in Schedule I to such Underwriting Agreement.

  8.1          Opinion of O'Melveny & Myers re tax matters.